UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2016

MODSYS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

ISRAEL	333-06208	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 University Street, Suite 2409, Seattle WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 395-4152

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐     Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐     Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

On August 4, 2016 , Modern Systems Corporation and MS Modernization Services Inc, wholly owned subsidiaries of ModSys International Ltd., entered into a Sixth Amendment to the existing loan agreement with Comerica Bank dated October 2, 2013, as previously amended, to: (i) extend the maturity date of the non-formula revolving line to July 1, 2018; (ii) amend the EBITDA covenant requirements (iii) and change the definition of liquidity to include a requirement to have a minimum balance of cash in Comerica Bank of $250,000 at the end of the month

A copy of the Sixth Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MODSYS INTERNATIONAL LTD
(Registrant)

Date August 8, 2016	By	/s/ Richard Chance
Richard Chance
Chief Financial Officer

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Exhibit Number	Description
10.1	SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED AUGUST 4, 2016

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